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                                                                   Exhibit 10.16



                             DEED OF SHARE TRANSFER

THIS AGREEMENT is SUPPLEMENTAL TO THE SHARE TRANSFER AGREEMENT DATED 9 JUNE 2006 between the parties hereto and is made and entered into as a deed on this 18 day of August 2006, with effect as of 15 July 2006, and between:-

(1)  Yonghua Solar Power Investment Holding Ltd ("YONGHUA");

(2)  Yongliang Solar Power Investment Holding Ltd ("YONGLIANG");

(3)  Yongqiang Solar Power Investment Holding Ltd ("YONGQIANG");

(4)  WHF Investment Co., Ltd ("WHF");

(5)  Yongfa Solar Power Investment Holding Ltd ("YONGFA");

(6)  YongGuan Solar Power Investment Holding Ltd ("YONGGUAN");

(7)  Forever-brightness Investments Limited ("FOREVER");

(8)  YongXing Solar Power Investment Holding Ltd ("YONGXING");

(9) Linyang Solar Power Investment Holding Ltd ("LINYANG"), together with all of the parties listed in (1) to (8) inclusive above, having their registered office at PO Box 173, Kingston Chambers, Road Town, Tortola, British Virgin Islands; and

(10) Sze Hiu Shun, an individual identified by Hong Kong passport number H01298365 and residing at FLAT 6A, Po Yang Mansion, TaiKoo Shing, Hong Kong.

WITNESSETH:-

WHEREAS on 9 June 2006, the parties hereto entered into a share transfer agreement in respect of the transfer of shares in Linyang then held by Sze Hiu Shun, Yongqiang and Yongliang respectively (the "SHARE TRANSFER AGREEMENT"), a signed copy of which is attached to this Agreement as Schedule 1;

WHEREAS Article 3 of the Share Transfer Agreement has stipulated the consideration for the share transfers contemplated thereunder, which were calculated with reference to the consideration paid by Linyang in respect of its acquisition of Jiangsu Linyang Solar Power Co., Ltd.;

WHEREAS upon renegotiation between the parties, the parties hereto entered into a supplemental share transfer agreement in the Chinese language on 15 July 2006 (the "CHINESE AGREEMENT") to amend and supplement the Share Transfer Agreement for the sole purpose of adjusting the consideration paid for the share transfers that took place pursuant to the Share Transfer Agreement (by valuing Linyang at RMB4.032 billion based on the 2006 net profit of

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RMB1.2 billion, using a profit earning ratio of 3.36 and a payment exchange rate of 1:8). A signed copy of the Chinese Agreement is attached to this Agreement as
Schedule 2;

WHEREAS subsequent to the execution of the Chinese Agreement, Linyang's Cayman Islands Counsel has advised that the Chinese Agreement, if governed by Cayman Islands law, may be void for want of consideration;

NOW, THEREFORE, by executing and delivering this Agreement as a deed governed by the laws of the Cayman Islands, the parties hereto wish to record and confirm the content of the Chinese Agreement as follows:

ARTICLE 1 CONSIDERATION

Each party hereto agrees to adjust the consideration payable for the share transfers set forth in Article 3 of the Share Transfer Agreement. The adjusted consideration for each such share transfer is as set forth in the Chinese Agreement and is based upon the new valuation of Linyang referred to in the Chinese Agreement and the percentage of shareholding and is as follows:

     (i) in consideration of 24.5 Linyang shares, Yonghua shall pay to Sze Hiu Shun RMB98,800,000 for the shares transferred in accordance with the Share Transfer Agreement and this Agreement;

     (ii) in consideration of 12.5 Linyang shares, WHF shall pay to Sze Hiu Shun RMB50,400,000 for the shares transferred in accordance with the Share Transfer Agreement and this Agreement;

     (iii) in consideration of 5.0 Linyang shares, Yongfa shall pay to Sze Hiu Shun RMB20,160,000 for the shares transferred in accordance with the Share Transfer Agreement and this Agreement;

     (iv) in consideration of 0.5 Linyang share, YongGuan shall pay to Sze Hiu Shun RMB2,016,000 for the shares transferred in accordance with the Share Transfer Agreement and this Agreement;

     (v) in consideration of 1.0 Linyang shares, Forever shall pay to Yongqiang RMB4,032,000 for the shares transferred in accordance with the Share Transfer Agreement and this Agreement;

     (vi) in consideration of 0.5 Linyang shares, YongXing shall pay to Yongqiang RMB2,016,000 for the shares transferred in accordance with the Share Transfer Agreement and this Agreement;

     (vii) in consideration of 1.0 Linyang shares, Yongqiang shall pay to Yongliang RMB4,032,000 for the shares transferred in accordance with the Share Transfer Agreement and this Agreement; and

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     (viii) in consideration of 0.5 Linyang shares, YongXing shall pay to
            Yongliang RMB2,016,000 for the shares transferred in accordance with the Share Transfer Agreement and this Agreement.

ARTICLE 2 PAYMENT

[The adjusted consideration described in Article 1, to the extent not already received by the relevant transferors, must be paid and received by the relevant transferors within 30 days from the date of execution of this Agreement.]

ARTICLE 3 MISCELLANEOUS

3.1 Save as described herein, all other provisions in the Share Transfer Agreement shall continue to apply.

3.2 For the avoidance of doubt, this Agreement shall in all respects be governed by, and construed in accordance with, the laws of the Cayman Islands.


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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute and deliver this Agreement as a deed on the day and year first above written, effective as of 15 July 2006.


EXECUTED AS A DEED


For and on behalf of                   )
YONGHUA SOLAR POWER                    )
 INVESTMENT HOLDING LTD                )
                                       )     /s/ Yonghua Lu
                                       )     -----------------------------------
                                       )         Yonghua Lu
                                       )         Authorised Signatory
                                       )
in the presence of:


/s/ Xiangchun Wang
------------------------------------
Witness



For and on behalf of                   )
YONGLIANG SOLAR POWER                  )
 INVESTMENT HOLDING LTD                )
                                       )     /s/ Yongliang Gu
                                       )     -----------------------------------
                                       )         Yongliang Gu
                                       )         Authorised Signatory
                                       )
in the presence of:


/s/ Xiangchun Wang
------------------------------------
Witness


                                       4

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For and on behalf of                   )
YONGQIANG SOLAR POWER                  )
 INVESTMENT HOLDING LTD                )
                                       )     /s/ Rongqiang Cui
                                       )     -----------------------------------
                                       )         Rongqiang
                                       )         Authorised Signatory
                                       )
in the presence of:


/s/ Xiangchun Wang
------------------------------------
Witness



For and on behalf of                   )
WHF INVESTMENT CO., LTD                )
                                       )
                                       )     /s/ Hanfei Wang
                                       )     -----------------------------------
                                       )         Hanfei Wang
                                       )         Authorised Signatory
                                       )
in the presence of:


/s/ Xiangchun Wang
------------------------------------
Witness



For and on behalf of                   )
YONGFA SOLAR POWER                     )
 INVESTMENT HOLDING LTD                )
                                       )     /s/ Haijuan Yu
                                       )     -----------------------------------
                                       )         Haijuan Yu
                                       )         Authorised Signatory
                                       )
in the presence of:


/s/ Xiangchun Wang
------------------------------------
Witness


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For and on behalf of                   )
YONGGUAN SOLAR POWER                   )
 INVESTMENT HOLDING LTD                )
                                       )     /s/ Yuting Wang
                                       )     -----------------------------------
                                       )         Yuting Wang
                                       )         Authorised Signatory
                                       )
in the presence of:


/s/ Xiangchun Wang
------------------------------------
Witness



For and on behalf of                   )
FOREVER-BRIGHTNESS INVESTMENT LIMITED  )
                                       )
                                       )     /s/ Min Cao
                                       )     -----------------------------------
                                       )         Min Cao
                                       )         Authorised Signatory
                                       )

in the presence of:


/s/ Xiangchun Wang
------------------------------------
Witness



For and on behalf of                   )
YONGXING SOLAR POWER                   )
 INVESTMENT HOLDING LTD                )
                                       )     /s/ Xingxue Tong
                                       )     -----------------------------------
                                       )         Xingxue Tong
                                       )         Authorised Signatory
                                       )
in the presence of:


/s/ Xiangchun Wang
------------------------------------
Witness


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For and on behalf of                   )
LINYANG SOLAR POWER                    )
 INVESTMENT HOLDING LTD                )
                                       )     /s/ Yonghua Lu
                                       )     -----------------------------------
                                       )         Yonghua Lu
                                       )         Authorised Signatory
                                       )
in the presence of:


/s/ Xiangchun Wang
------------------------------------
Witness



SZE HIU SHUN                           )
                                       )
                                       )     /s/ Sze Hiu Shun
                                       )     -----------------------------------
                                       )         Sze Hiu Shun
                                       )
                                       )
                                       )
in the presence of:

/s/ Xiangchun Wang
------------------------------------
Witness

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